Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jeremy Frommer, certify that:

1.	I have reviewed this Form 10-Q/A of Jerrick Media Holdings, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 2, 2016	By:	/s/ Jeremy Frommer
Jeremy Frommer
Principal Financial Officer
Jerrick Media Holdings, Inc.